SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2002

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      011-15167                 04-2836871
       --------                      ---------                 ----------
(Stat of Incorporation)          (Commission File           (I.R.S. Employer
                                      Number)            Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500



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ITEM 9. REGULATION FD DISCLOSURE

     On June 26, 2002, Biopure Corporation ("Biopure") publicly disseminated a press release announcing that Thomas A. Moore had been elected President and Chief Executive Officer, Charles A. Sanders, M.D. had been elected Chairman of the Board, Carl W. Rausch, the previous Chairman and Chief Executive Officer, had been elected Chief Technical Officer and Vice Chairman of the Board, and Paul A. Looney, outgoing President, would retire at the end of a three-year contract. The foregoing description is qualified in its entirety by reference to Biopure's Press Release, dated June 26, 2002, which is filed as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99.1 Biopure's Press Release, dated June 26, 2002.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Biopure has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                BIOPURE CORPORATION


Date: June 26, 2002             By:/s/ Francis H. Murphy
                                   ---------------------------------------------
                                   Francis H. Murphy
                                   CHIEF FINANCIAL OFFICER



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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Biopure's Press Release, dated June 26, 2002.